UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 4, 2018

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.
1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:  CMS Energy Corporation ☐

Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     CMS Energy Corporation ☐   Consumers Energy Company ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CMS ENERGY CORPORATION

At the CMS Energy Corporation (“CMS Energy”) 2018 annual meeting of shareholders held on May 4, 2018, the shareholders of CMS Energy voted upon the proposals as described in its proxy statement dated March 22, 2018. The results of the shareholder votes are as follows.

1.            Proposal to elect ten members to the CMS Energy board of directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jon E. Barfield	220,531,945	2,670,287	214,993	17,578,388
Deborah H. Butler	222,845,365	240,296	331,564	17,578,388
Kurt L. Darrow	222,463,629	735,273	218,323	17,578,388
Stephen E. Ewing	222,821,294	343,904	252,027	17,578,388
William D. Harvey	222,938,446	258,948	219,831	17,578,388
Patricia K. Poppe	222,961,935	261,562	193,728	17,578,388
John G. Russell	221,703,425	1,478,724	235,076	17,578,388
Myrna M. Soto	222,949,341	267,413	200,471	17,578,388
John G. Sznewajs	222,964,771	238,201	214,253	17,578,388
Laura H. Wright	222,108,031	1,072,422	236,772	17,578,388

2.            Non-binding advisory proposal to approve the compensation paid to CMS Energy’s named executive officers, as disclosed in its proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
220,067,192	2,952,163	397,870	17,578,388
99%	1%

3.            Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2018 was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
236,930,090	3,773,560	291,963	0

4.            Shareholder proposal relating to political contributions disclosure, more fully described in its proxy statement, was not approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

99,037,582	120,270,951	4,108,692	17,578,388

CONSUMERS ENERGY COMPANY

At the concurrent Consumers Energy Company (“Consumers”) 2018 annual meeting of shareholders, the shareholders of Consumers voted upon the proposals as described in its proxy statement dated March 22, 2018. The results of the shareholder votes are as follows.

1.            Proposal to elect ten members to the Consumers board of directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jon E. Barfield	84,198,400	4,170	4,678	186,170
Deborah H. Butler	84,198,021	4,819	4,408	186,170
Kurt L. Darrow	84,197,263	5,577	4,408	186,170
Stephen E. Ewing	84,197,523	5,317	4,408	186,170
William D. Harvey	84,197,360	5,480	4,408	186,170
Patricia K. Poppe	84,199,200	3,340	4,708	186,170
John G. Russell	84,199,063	3,777	4,408	186,170
Myrna M. Soto	84,199,313	3,527	4,408	186,170
John G. Sznewajs	84,198,963	3,877	4,408	186,170
Laura H. Wright	84,199,460	3,555	4,233	186,170

2.            Non-binding advisory proposal to approve the compensation paid to Consumers’ named executive officers, as disclosed in its proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,184,228	16,256	6,764	186,170

3.            Non-binding vote on the frequency of holding a shareholder advisory vote on executive compensation as voted on as follows:

Number of Votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON- VOTE

84,192,338	5,024	4,439	5,447	186,170

As a result of the outcome of the vote by shareholders at the annual meeting of shareholders on May 4, 2018 regarding the frequency of an advisory vote by the shareholders on executive compensation, the Consumers Board of Directors approved and adopted an annual frequency (one year) for future advisory votes by shareholders on executive compensation, until further action of the Consumers Board of Directors.

4.            Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers’ financial statements for the year ending December 31, 2018 was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,375,359	9,877	8,182	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 4, 2018	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and Chief Compliance Officer

CONSUMERS ENERGY COMPANY

Dated: May 4, 2018	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and Chief Compliance Officer